
                                COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                               CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                          SEPTEMBER 30, 2005     December 31, 2004*
                                                                         ---------------------  ---------------------
                                                                             (UNAUDITED)
                  ASSETS
  Cash and due from banks, noninterest-bearing                            $        19,489,219    $        12,031,627
  Interest-bearing deposits in other banks                                                  -              4,360,960
                                                                         ---------------------  ---------------------
    Total cash and cash equivalents                                                19,489,219             16,392,587
  Securities:
    Available for sale (amortized cost of $43,123,458 in September 2005
     and $44,432,476 in December 2004)                                             42,575,714             44,535,010
    Held to maturity (estimated market value of $2,140,085 in September
     2005 and $2,678,860 in December 2004)                                          2,175,074              2,659,595
  FHLB stock                                                                        5,423,900              4,518,500
  Loans held for sale                                                               7,240,827              7,239,131

  Loans                                                                           615,853,968            453,769,733
    Less allowance for loan losses                                                  5,844,105              4,353,227
                                                                         ---------------------  ---------------------
          Net loans                                                               610,009,863            449,416,506

  Other real estate owned                                                              26,291                      -
  Accrued interest receivable                                                       2,916,686              2,085,164
  Premises and equipment, net                                                       9,937,441              8,597,015
  Goodwill                                                                          1,461,543              1,461,543
  Other assets                                                                     14,324,461             13,202,393
                                                                         ---------------------  ---------------------
          Total assets                                                    $       715,581,019    $       550,107,444
                                                                         =====================  =====================

                  LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                $       542,009,276    $       414,757,904
  Short-term borrowings                                                            25,419,470             32,342,878
  Escrow deposits                                                                     396,846                194,408
  Accrued interest payable                                                            444,701                190,689
  Accrued expenses and other liabilities                                            3,838,634              2,629,188
  Long-term obligations                                                            93,542,668             53,082,676
                                                                         ---------------------  ---------------------
          Total liabilities                                                       665,651,595            503,197,743
                                                                         ---------------------  ---------------------
Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                                        -                      -
  Common stock, $1 par value, 14,000,000 shares authorized,
   4,302,816 and 2,860,764 shares issued and outstanding                            4,302,816              2,860,764
  Additional paid-in capital                                                        2,711,593              2,673,233
  Accumulated other comprehensive income (loss)                                      (361,511)                67,672
  Retained earnings                                                                43,276,526             41,308,032
                                                                         ---------------------  ---------------------
          Total stockholders' equity                                               49,929,424             46,909,701
                                                                         ---------------------  ---------------------
             Total liabilities and stockholders' equity                   $       715,581,019    $       550,107,444
                                                                         =====================  =====================

Book value per common share**                                             $             11.60    $             10.93
                                                                         =====================  =====================


*Derived from audited consolidated financial statements.

**The 2004 information is computed after giving the retroactive effect of a 3-for-2 stock split in the form of a 50% stock dividend declared on January 19, 2005 and paid on February 24, 2005.



                                           COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                              CONSOLIDATED STATEMENTS OF OPERATIONS
                                                           (Unaudited)

                                                                    THREE MONTHS ENDED                   NINE MONTHS ENDED
                                                                       SEPTEMBER 30,                        SEPTEMBER 30,
                                                                 2005               2004               2005               2004
                                                          -----------------  -----------------  -----------------  -----------------
INTEREST INCOME:
  Loans                                                    $     9,907,182    $     6,409,154    $    25,826,634    $    18,445,865
  Securities                                                       524,467            557,179          1,592,552          1,675,783
  Other                                                             27,333             12,356             75,842             30,123
  Dividends on FHLB stock                                           46,241             37,653            154,716            110,760
                                                          -----------------  -----------------  -----------------  -----------------
       Total interest income                                    10,505,223          7,016,342         27,649,744         20,262,531
                                                          -----------------  -----------------  -----------------  -----------------
INTEREST EXPENSE:
  Deposits                                                       3,306,204          1,635,174          8,150,419          4,613,972
  Borrowed funds                                                 1,158,380            713,094          2,794,725          2,077,488
                                                          -----------------  -----------------  -----------------  -----------------
       Total interest expense                                    4,464,584          2,348,268         10,945,144          6,691,460
                                                          -----------------  -----------------  -----------------  -----------------

NET INTEREST INCOME                                              6,040,639          4,668,074         16,704,600         13,571,071
Provision for loan losses                                          575,000            225,000          1,550,000            745,000
                                                          -----------------  -----------------  -----------------  -----------------
       Net interest income after provision for loan losses       5,465,639          4,443,074         15,154,600         12,826,071
                                                          -----------------  -----------------  -----------------  -----------------
NONINTEREST INCOME:
   Gain on sale of loans                                           570,694            682,115          1,895,323          1,959,574
   Service charges and fees on loans                               248,513            159,359            651,924            351,457
   Deposit-related fees                                            494,672            418,910          1,304,519          1,177,449
   Bank-owned life insurance earnings                               95,283             73,182            253,198            244,195
   Other income, net                                                48,813             61,750            137,064            165,500
                                                          -----------------  -----------------  -----------------  -----------------
       Total noninterest income                                  1,457,975          1,395,316          4,242,028          3,898,175
                                                          -----------------  -----------------  -----------------  -----------------
NONINTEREST EXPENSES:
   Compensation and fringe benefits                              2,656,391          2,349,614          7,761,650          7,055,462
   Occupancy and equipment                                         911,423            834,037          2,625,907          2,468,454
   Professional and examination fees                               118,623             87,276            370,852            311,552
   Advertising                                                     160,242            140,476            404,192            383,447
   Other                                                           516,777            503,713          1,576,322          1,520,666
                                                          -----------------  -----------------  -----------------  -----------------
     Total noninterest expenses                                  4,363,456          3,915,116         12,738,923         11,739,581
                                                          -----------------  -----------------  -----------------  -----------------

Income before income taxes                                       2,560,158          1,923,274          6,657,705          4,984,665
Income tax expense                                               1,054,288            636,845          2,613,286          1,656,183
                                                          -----------------  -----------------  -----------------  -----------------

NET INCOME                                                 $     1,505,870    $     1,286,429    $     4,044,419    $     3,328,482
                                                          =================  =================  =================  =================
NET INCOME PER SHARE:
   Basic*                                                  $          0.35    $          0.30    $          0.94    $          0.78
                                                          =================  =================  =================  =================
   Diluted*                                                $          0.34    $          0.30    $          0.92    $          0.76
                                                          =================  =================  =================  =================
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic*                                                        4,301,553          4,291,146          4,296,677          4,288,533
                                                          =================  =================  =================  =================
   Diluted*                                                      4,379,214          4,360,517          4,375,156          4,364,873
                                                          =================  =================  =================  =================

*The 2004 information is computed after giving the retroactive effect of a 3-for-2 stock split in the form of a 50% stock dividend declared on January 19, 2005 and paid on February 24, 2005.



AVERAGE BALANCES
COOPERATIVE BANKSHARES, INC.
                                                                          For the quarter ended
                                                         SEPTEMBER 30, 2005                   SEPTEMBER 30, 2004
                                                --------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                                                     Average                               Average
                                                  Average                   Yield/      Average                  Yield/
                                                  Balance     Interest       Cost       Balance     Interest      Cost
                                                ----------   ----------  -----------  ------------  ----------  ----------
Interest-earning assets:
   Interest-bearing deposits in other banks     $   3,210     $    27        3.36%    $   3,845      $   12       1.25%
   Securities:
        Available for sale                         43,435         499        4.60%       46,125         520       4.51%
        Held to maturity                            2,290          26        4.54%        2,969          37       4.98%
   FHLB stock                                       5,667          46        3.25%        4,288          38       3.54%
   Loan portfolio                                 599,633       9,907        6.61%      447,644       6,409       5.73%
                                                ----------   ----------               ----------     -------
    Total interest-earning assets                 654,235      10,505        6.42%      504,871       7,016       5.56%
                                                             ----------                              -------

Non-interest earning assets                        29,643                                27,434
                                                ----------                            ----------
Total assets                                    $ 683,878                             $ 532,305
                                                ==========                            ==========


Interest-bearing liabilities:
   Deposits                                       470,601       3,306        2.81%      360,823       1,635       1.81%
   Borrowed funds                                 114,472       1,158        4.05%       91,119         713       3.13%
                                                ----------   ----------               ----------     -------
    Total interest-bearing liabilities            585,073     $ 4,464        3.05%      451,942      $2,348       2.08%
                                                             ----------                              -------

Non-interest bearing liabilities                   48,876                                35,141
                                                ----------                            ----------

    Total liabilities                             633,949                               487,083
    Stockholders' equity                           49,929                                45,222
                                                ----------                            ----------
Total liabilities and stockholders' equity      $ 683,878                             $ 532,305
                                                ==========                            ==========

Net interest income                                           $ 6,041                                $4,668
                                                             ==========                              =======

Interest rate spread                                                         3.37%                                3.48%
                                                                           =========                            ========

Net yield on interest-earning assets                                         3.69%                                3.70%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                             111.8%                                111.7%
                                                                       ===========                              ========